UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 18, 2016 (May 13, 2016)

Commission File #: 000-55130

DOMAIN MEDIA CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

Not applicable

(IRS Employer Identification Number)

4960 S. Gilbert Rd., Suite 1-477

Chandler, Arizona 85249

(Address of principal US executive offices)

 Tel: (480) 659-4907

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      .Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

      .Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

      .Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Ohlson Resignation

On May 13, 2016, Kurt Ohlson submitted his resignation as a member of the Board of Domain Media Corp. (the “Company”) and as the Company’s Executive Vice President. Mr. Ohlson did not hold any positions on any committees of the Board at the time of his resignation. The resignation was not the result of any disagreements with the Company. A copy of Mr. Ohlson’s resignation letter is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01

Financial Statements and Exhibits

99.1

Resignation Letter of Mr. Ohlson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMAIN MEDIA CORP.

Date: May 18, 2016	By:	/s/ Chris J. Kern
Chris J. Kern
Chief Executive Officer